Exhibit 32

Certification Pursuant to 18 U.S.C. § 1350 (Section 906 of Sarbanes-Oxley Act of 2002)

Geokinetics Inc.

In connection with the Quarterly Report of Geokinetics Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David A. Johnson, President and Chief Executive Officer of the Company, and Thomas J. Concannon, Vice President and Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2003

/s/ DAVID A. JOHNSON	/s/ THOMAS J. CONCANNON
David A. Johnson	Thomas J. Concannon
President and Chief Executive Officer	Vice President and Chief Financial Officer